SPECTRA FUND

                   SUPPLEMENT DATED SEPTEMBER 18, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

The Board of Trustees of Spectra Fund (the "Fund") has approved the conversion of Class A shares of the Fund. Accordingly, the Fund will convert its outstanding Class A shares into Class N shares (the "Conversion"), and will no longer offer Class A shares as a class of the Fund to new investors. Class N shares are identical to Class A shares except that Class A shares are sold with a front-end sales charge (which is waived in certain circumstances), while Class N shares carry no sales charge of any kind. After the close of trading on the floor of the New York Stock Exchange on September 22, 2006 (normally 4:00 p.m., Eastern time), the Class A shares of the Fund will be closed to new investors, and the Class N shares of the Fund will be open to new investors. It is anticipated that the Conversion will take place on October 16, 2006.


                                                                        SS091406